UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
June 10, 2021
Date of Report (Date of earliest event reported)
CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36330	26-1989091
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
150 Spear Street, Suite 400
San Francisco, CA 94105
(Address of principal executive offices)

(415) 829-1400
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	CSLT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Castlight Health, Inc., a Delaware corporation (the “Company”), held its 2021 Annual Meeting of Stockholders on June 10, 2021 as a virtual meeting held over the Internet via live webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 20, 2021 (the “Proxy Statement”). Present at the Annual Meeting in person or by proxy were holders representing 130,410,049 shares of the Company's Class A and Class B common stock (the "Common Stock"), representing approximately 82.58% of shares eligible to vote, constituting a quorum.

The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated.

(a)    Holders of the Company’s Common Stock voted to elect three Class I directors, each to serve until the 2024 annual meeting of stockholders or until his successor has been elected and qualified or until his earlier resignation or removal. The final voting results are as follows:

Director Name	For	Withheld	Broker Non-Votes	Percentage of Votes in Favor
Seth Cohen	90,312,543	13,595,482	26,502,024	86.92%
Bryan Roberts	89,039,907	14,868,118	26,502,024	85.69%
Kenny Van Zant	90,292,642	13,615,383	26,502,024	86.90%

(b)    Holders of the Company’s Common Stock approved, on a non-binding advisory basis, the compensation paid by the Company to its named executive officers as disclosed in the Proxy Statement. The final voting results are as follows, with the proposal receiving 93.83% of votes in favor:

For	97,497,152
Against	6,238,983
Abstain	171,890
Broker Non-Votes	26,502,024

(c)    Holders of the Company’s Common Stock voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The final voting results are as follows, with the proposal receiving 99.46% of votes in favor:

For	129,703,140
Against	414,660
Abstain	292,249

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLIGHT HEALTH, INC.
Date:	June 10, 2021	By:	/s/ Will Bondurant
Will Bondurant
Chief Financial Officer